UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 20, 2022

VISION HYDROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55802	47-4823945
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

95 Christopher Columbus Drive, 16th Floor, Jersey City, NJ 07302

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (551) 298-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Vision Hydrogen Corporation is referred to herein as “we”, “our, or “us”.

Item 1.01 Entry into a Material Definitive Agreement

On June 20, 2022, we entered into a Management Services Agreement (the “Agreement”) with First Finance Europe Ltd. (“First Finance”), a UK corporation controlled by our Chief Executive Officer, Andrew Hromyk, pursuant to which First Finance will provide services to us for $100,000 per month (the “Service Fee”) beginning May 1, 2022. The services to be provided under the Agreement include executive services, business consulting and advisory, business development, management of information technology structure provision and implementation, corporate and operational accounting, human resources support, treasury controls, credit and risk control, and marketing support. The Agreement is for an initial term of three years and will automatically renew for one or more additional two year renewal periods unless the Agreement is terminated pursuant to the terms and conditions outlined in the Agreement. The Service Fee will increase by the greater of (i) an amount equal to the previous year’s change in the United States Consumer Price Index and 2% or (ii) 5% on each anniversary of June 20, 2022.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed with this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 20, 2022, our Board of Directors (our “Board”) approved an increase in the compensation of the non-management members of our Board. Effective April 1, 2022, non-management members of our Board will receive $2,000 monthly and an additional $500 monthly for members of our audit committee. Our non-management members of the Board will receive compensation on a quarterly basis.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Management Services Agreement between Vision Hydrogen Corporation and First Finance Europe Ltd., dated June 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION HYDROGEN CORPORATION

Date: June 22, 2022	By:	/s/ Matthew Hidalgo
Matthew Hidalgo
Chief Financial Officer